                     LETTER TO SHAREHOLDERS


Dear Shareholders:

During the past six months, from October 1, 1998 through March 31, 1999, the Fund's net assets grew from $39,746,837 to $44,489,166, an increase of 11.93%. The number of shareholders grew 10.12% to 2,676. The Fund is registered in 50 states and the District of Columbia. Our broker-dealer network now totals 129 firms.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*
For the six month period ended March 31, 1999, the Fund's total return was +6.58% versus a return of +10.00% for the Russell 2000 Index and +27.34% for the S&P 500 Index. For the quarter ended March 31, 1999, the Fund's total return was -5.67% versus a return of -5.42% for the Russell 2000 Index and +4.98% for the S&P 500 Index. For the one year ending March 31, 1999, the Fund's average annual return was -16.64% versus -16.25% for the Russell 2000 Index and +18.46% for the S&P 500 Index. For the five years ending March 31, 1999, the Fund's average annual return was +16.18 versus +11.22 for the Russell 2000 Index and +26.25 for the S&P 500 Index. Since inception, the Fund's average annual return was +14.75% versus +10.13% for the Russell 2000 Index and +23.25% for the S&P 500 Index.

After a strong stock market rebound in the quarter ended December 31, 1998, led by the narrow leadership in large capitalization technology, Internet and E-commerce stocks, we expected a broadening of the general stock market in the first quarter of 1999. However, despite continuing strength in the large capitalization sector, investor concern over near term earnings prospects and market liquidity considerations for small capitalization value companies caused the group to decline in the first quarter of 1999.

We believe that a positive environment for small capitalization stocks should begin to unfold in the second calendar quarter of 1999.

 . While the S&P 500 Index is selling at 34 times trailing twelve month earnings, seven times book value and yielding 1.3%, small cap equity valuations are at the lowest relative valuations to large cap equity in 20 to 25 years. Given these valuations, we would expect an increase in acquisitions by large cap companies of small cap companies as the former take advantage of their relatively inflated stock valuations.

 . Inflation is benign, the Federal Reserve System appears to be neutral as to rate increases/decreases and the European Central Bank and the Bank of England recently reduced interest rates. In addition, the U.S. economy is continuing its strong growth.

 . While some individual investors have been removing funds from small and mid cap value stock funds, there is a growing interest in this sector by consultants to the institutional pension/profit sharing market. This renewed interest would suggest that the market is due for a rotation favoring the small cap stock sector.

 . In the first quarter of 1999, many financial magazines had articles about how small cap value stocks should be avoided and momentum investing in large cap technology companies is the right strategy. As contrarians, we believe this is a significant development which will eventually tip the scale to our sector.

At the time of this writing, the breath statistics (advancing stocks over declining stocks) have begun to improve in the month of April. As the stock market gains broaden out from large to small cap stocks, our performance has seen improvement. In the quarter ended March 31, 1999, Fingerhut Co. a portfolio holding, was acquired by Federated Department Stores, Inc.

Currently, the Fund's assets are in excess of $44 million. The growth of assets has reduced the expense ratio to 1.99% for the six months ended March 31, 1999.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely yours,

[Signature of John L. Keeley, Jr.]

John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the six month period ended March 31, 1999, the Fund's total return was +1.80% versus a return of +10.00% for the Russell 2000 Index and +27.34% for the S&P 500 Index. For the quarter ended March 31, 1999, the Fund's total return was -9.93% versus a return of -5.42% for the Russell 2000 Index and +4.98% for the S&P 500 Index. For the one year ending March 31, 1999, the Fund's average annual return was -20.38% versus -16.25% for the Russell 2000 Index and +18.46% for the S&P 500 Index. For the five years ending March 31, 1999, the Fund's average annual return was +15.12 versus +11.22 for the Russell 2000 Index and +26.25 for the S&P 500 Index. Since inception, the Fund's average annual return was +13.80% versus +10.13% for the Russell 2000 Index and +23.25% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                       [PERFORMANCE GRAPH APPEARS HERE]

              KSCVF    S&P 500    Russell 2000
              -----    -------    ------------
10/1 1993     9,551     10,000       10,000
SEP 1994      9,799     10,369       10,267
SEP 1995     11,958     13,453       12,666
SEP 1996     13,899     16,188       14,330
SEP 1997     21,336     22,736       19,086
SEP 1998     19,097     24,792       15,456
MAR 1999     20,354     31,571       17,002

                        Average annual total returns***
                        for periods ended March 31, 1999

                                                            Since Commencement
                                   12 mos ended 5 Yrs ended    of Operation
                                     3/31/99      3/31/99   10/1/93 to 3/31/99
                                   ------------ ----------- ------------------
KSCVF                                 -16.64%     +16.18%         +14.75%
KSCVF (includes max 4 1/2% front-
 end load)                            -20.38%     +15.12%         +13.80%
S&P 500 Index                         +18.46%     +26.25%         +23.25%
Russell 2000 Index                    -16.25%     +11.22%         +10.13%

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All Indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999
                                  (Unaudited)

ASSETS:

Investments at value (cost $40,903,348)         $44,776,594

Cash                                                     99

Receivables for shares issued                       106,158

Dividends and interest receivable                    27,356

Prepaid expenses                                     16,166
                                                -----------

Total Assets                                     44,926,373
                                                -----------

LIABILITIES:

Payable to Adviser                                   37,827

Payables for securities purchased                   113,250

Payables for shares redeemed                        228,230

Other accrued expenses                               57,900
                                                -----------

Total Liabilities                                   437,207
                                                -----------

NET ASSETS                                      $44,489,166
                                                ===========

NET ASSETS CONSIST OF:

Capital stock                                   $40,660,441

Accumulated net realized loss on investments        (44,521)

Unrealized net appreciation on investments        3,873,246
                                                -----------

TOTAL NET ASSETS                                $44,489,166
                                                ===========

CAPITAL STOCK, $0.01 par value

Authorized                                       10,000,000

Issued and outstanding                            2,323,856

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE       $19.14
                                                ===========

MAXIMUM OFFERING PRICE PER SHARE                     $20.04
                                                ===========

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                    For The Six Months Ended March 31, 1999
                                  (Unaudited)


INVESTMENT INCOME:

Dividend income                                         $  240,623

Interest income                                             48,681

Other                                                        1,011
                                                        ----------

                                                           290,315
                                                        ----------

EXPENSES:

Investment advisory fees                                   225,170

12b-1 fees                                                  56,292

Professional fees                                           35,890

Administration fees                                         33,776

Transfer agent fees and expenses                            29,066

Reports to shareholders                                     20,110

Federal and state registration fees                         16,351

Custody fees                                                14,251

Fund accounting fees                                        12,512

Directors' fees                                              2,999

Other                                                        1,811
                                                        ----------

Net expenses                                               448,228
                                                        ----------

Net investment loss                                       (157,913)
                                                        ----------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                            83,680

Increase in net unrealized appreciation on investments   2,776,224
                                                        ----------

Net gain on investments                                  2,859,904
                                                        ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $2,701,991
                                                        ==========

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                 March 31, 1999
                                  (Unaudited)

  Number
 of Shares                                                Value
 ---------                                             -----------
           COMMON STOCKS                        96.75%
           Aerospace                             0.62%
    27,000 The Fairchild Corp., Class A*               $   275,063
                                                       -----------
           Automotive Related Industry           0.67%
    19,200 Meritor Automotive, Inc.                        297,600
                                                       -----------
           Building Materials                    1.47%
    53,000 Homebase, Inc.*                                 235,187
    17,000 Nortek, Inc.*                                   420,750
                                                       -----------
                                                           655,937
                                                       -----------
           Business Service                      4.32%
    29,500 R.H. Donnelley Corp.                            455,406
    13,000 NCR Corporation*                                650,000
    33,000 Nielsen Media Research, Inc.                    814,688
                                                       -----------
                                                         1,920,094
                                                       -----------
           Communications and Media             11.25%
    24,000 The Ackerley Group, Inc.                        406,500
    17,500 Anacomp, Inc.*                                  281,094
     7,500 Associated Group, Inc., Class A*                371,719
    15,000 CBS Corp.                                       614,063
     6,000 Cox Communications, Inc., Class A*              453,750
     8,200 GC Companies, Inc.*                             257,788
    20,000 Information Resources, Inc.*                    128,750
     8,500 Media General, Inc., Class A                    395,250
    40,000 Paxson Communications*                          342,500
    82,000 Price Communications Corp.*                     912,250
    19,000 Sprint Corp. (PCS Group)*                       841,937
                                                       -----------
                                                         5,005,601
                                                       -----------
           Consumer Products                     0.54%
    22,000 Justin Industries, Inc.                         242,000
                                                       -----------
           Consumer Service                      2.23%
    12,000 Chemed Corp.                                    309,000
    24,000 Coinmach Laundry Corp.*                         246,000
    16,500 Pittway Corp., Class A                          437,250
                                                       -----------
                                                           992,250
                                                       -----------
           Containers                            2.15%
    18,500 Alltrista Corp.*                                360,750
    10,000 Greif Brothers Corp., Class A                   220,000
    10,500 Premark International, Inc.                     345,844
     2,000 U.S. Can Corp.*                                  29,500
                                                       -----------
                                                           956,094
                                                       -----------
           Electronics                           1.31%
    19,000 Kollmorgen Corp.                                237,500
     9,600 Moog, Inc., Class B*                            345,600
                                                       -----------
                                                           583,100
                                                       -----------
           Engineering and Construction          1.89%
    16,000 Commercial Intertech Corp.                      178,000
    15,500 Emcor Group, Inc.*                              266,406
    40,000 Morrison Knudsen Corp.*                         397,500
                                                       -----------
                                                           841,906
                                                       -----------
           Entertainment and Leisure             3.65%
    13,500 Gaylord Entertainment                           327,375
    31,500 On Command Corp.*                               287,437

  Number
 of Shares                                                           Value
 ---------                                                        ------------
           Entertainment and Leisure (continued)
     7,000 SFX Entertainment, Inc., Class A*                      $    451,937
    72,500 WMS Industries, Inc.*                                       557,344
                                                                  ------------
                                                                     1,624,093
                                                                  ------------
           Environmental Control                           1.10%
   100,000 Aqua Alliance, Inc.*                                        225,000
    19,000 Cuno, Inc.*                                                 266,000
                                                                  ------------
                                                                       491,000
                                                                  ------------
           Finance Company                                 5.46%
    17,000 Alliance Bancorp, Inc.                                      301,750
    36,500 Boston Private Financial Holdings, Inc.*                    269,188
    34,500 Brookline Bancorp, Inc.                                     392,437
    37,000 CFS Bancorp, Inc.                                           388,500
     5,500 Finova Group, Inc.                                          285,313
    33,000 Harbor Florida Bancshares, Inc.                             420,750
    34,000 Hudson River Bancorp, Inc.*                                 371,875
                                                                  ------------
                                                                     2,429,813
                                                                  ------------
           Financial Services                              5.81%
    26,500 AG Services of America, Inc.*                               389,219
     4,500 Duff & Phelps Credit Rating Corp.                           235,687
    11,100 Federal Agricultural Mortgage Corp., Class C*               584,137
     6,000 Jefferies Group, Inc.                                       284,625
    54,500 Phoenix Investment Partners, Ltd.                           470,063
    16,500 Pioneer Group, Inc.                                         244,406
    18,400 Waddell & Reed Financial, Inc.                              377,200
                                                                  ------------
                                                                     2,585,337
                                                                  ------------
           Food, Beverage and Tobacco                      9.28%
    12,000 Earthgrains Co.                                             266,250
    37,000 General Cigar Holdings, Inc.*                               344,562
    62,600 ICH Corp.*                                                  528,187
    43,000 M & F Worldwide Corp.*                                      301,000
    73,000 Nathans Famous, Inc.*                                       255,500
    22,500 Ralcorp Holdings, Inc.*                                     427,500
    34,500 Shells Seafood Restaurants, Inc.*                           138,000
    15,000 Sodexho Marriott Services, Inc.                             330,938
    23,500 Tasty Baking Co.                                            261,437
     9,000 Tricon Global Restaurants, Inc.*                            632,250
    18,500 Vlasic Foods International, Inc.*                           239,344
    23,500 Whitman Corp.                                               403,906
                                                                  ------------
                                                                     4,128,874
                                                                  ------------
           Forestry                                         1.94%
    17,500 Deltic Timber Corp.                                         415,625
    18,500 St. Joe Corp.                                               448,625
                                                                  ------------
                                                                       864,250
                                                                  ------------
           Furniture/Home Appliances                        0.87%
    17,500 Furniture Brands International, Inc.*                       387,187
                                                                  ------------
           Healthcare Products                              0.09%
    26,000 BEI Medical Systems Co., Inc.*                               39,000
                                                                  ------------

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                                 March 31, 1999
                                  (Unaudited)

  Number
 of Shares                                                     Value
 ---------                                                  -----------
           Household Products                         2.29%
     8,500 Chesapeake Corp.                                 $   230,562
    14,000 Masco Corp.                                          395,500
    24,000 U.S. Industries, Inc.                                394,500
                                                            -----------
                                                              1,020,562
                                                            -----------
           Housing                                    4.13%
    17,000 Kaufman & Broad Home Corp.                           383,563
    19,500 Lennar Corp.                                         436,312
    19,500 MDC Holdings, Inc.                                   280,312
    13,000 U.S. Home Corp.*                                     424,125
    28,000 Walter Industries, Inc.*                             315,000
                                                            -----------
                                                              1,839,312
                                                            -----------
           Insurance                                  5.21%
     1,938 Alleghany Corp.*                                     356,350
    13,000 American Financial Group, Inc.                       457,438
     9,500 Chicago Title Corp.                                  345,563
    15,000 The MONY Group, Inc.                                 373,125
    16,500 Superior National Insurance Group, Inc.*             313,500
    15,000 Unitrin, Inc.                                        468,750
                                                            -----------
                                                              2,314,726
                                                            -----------
           Lodging                                    2.33%
    32,000 Choice Hotels International, Inc.*                   450,000
    36,000 Host Marriott Services Corp.*                        243,000
    53,000 Meristar Hotels & Resorts, Inc.*                     145,750
    53,000 Sunburst Hospitality Corp.*                          198,750
                                                            -----------
                                                              1,037,500
                                                            -----------
           Machinery                                  1.19%
     9,200 Chicago Rivet & Machine Co.                          211,600
    24,000 Unova, Inc.*                                         316,500
                                                            -----------
                                                                528,100
                                                            -----------
           Manufacturing                              3.22%
    37,000 Griffon Corp.*                                       254,375
    27,000 Hussmann International, Inc.                         396,563
    12,000 ITT Industries, Inc.                                 424,500
    19,000 Thomas Industries, Inc.                              356,250
                                                            -----------
                                                              1,431,688
                                                            -----------
           Oil and Gas--Equipment & Services          1.97%
    20,000 Evergreen Resources, Inc.*                           400,000
    54,000 Getty Petroleum Marketing, Inc.*                     155,250
    26,000 Pennzoil-Quaker State Co.                            321,750
                                                            -----------
                                                                877,000
                                                            -----------
           Pharmaceuticals and Healthcare             1.91%
    17,500 Covance, Inc.*                                       438,594
    23,000 Morrison Health Care, Inc.                           411,125
                                                            -----------
                                                                849,719
                                                            -----------
           Printing and Publishing                    3.87%
     8,500 Meredith Corp.                                       267,219
    28,500 Penton Media, Inc.                                   641,250

  Number
 of Shares                                                  Value
 ---------                                               -----------
           Printing and Publishing (continued)
    35,500 Primesource Corp.                             $   199,687
    28,500 Ziff-Davis, Inc.*                                 612,750
                                                         -----------
                                                           1,720,906
                                                         -----------
           Railroad                                3.98%
    12,500 Kansas City Southern Industries, Inc.             712,500
    20,000 Katy Industries, Inc.                             260,000
    28,500 Providence and Worcester Railroad Co.             317,063
     9,000 Union Pacific Corp.                               480,937
                                                         -----------
                                                           1,770,500
                                                         -----------
           Real Estate                             0.66%
    23,500 Getty Realty Corp.                                293,750
                                                         -----------
           Retail                                  4.16%
     9,000 Harcourt General, Inc.                            398,813
     8,500 The Limited, Inc.                                 336,813
    20,000 Midas, Inc.                                       667,500
    13,000 Zale Corp.*                                       444,437
                                                         -----------
                                                           1,847,563
                                                         -----------
           Semiconductors                          0.75%
    12,000 Conexant Systems, Inc.*                           332,250
                                                         -----------
           Software                                1.45%
    11,500 BARRA, Inc.*                                      283,187
    18,500 Wang Laboratories, Inc.*                          363,063
                                                         -----------
                                                             646,250
                                                         -----------
           Textile and Apparel                     1.00%
    24,000 Shaw Industries, Inc.                             444,000
                                                         -----------
           Transportation                          2.95%
    48,000 Avalon Holdings Corp., Class A*                   291,000
    13,000 MotivePower Industries, Inc.*                     326,625
    13,500 Pittston Brink's Group                            317,250
    13,000 Sea Containers Ltd., Class A                      375,375
                                                         -----------
                                                           1,310,250
                                                         -----------
           Utilities                               1.03%
    59,000 Citizens Utilities Co., Class B*                  457,250
                                                         -----------
           Total Common Stocks
           (cost $39,443,129)                             43,040,525
                                                         -----------

           WARRANTS                                1.36%
    18,500 Golden State Bancorp, Inc.*                       296,000
    24,300 Jacor Communications*                             244,519
     1,500 Lone Star Industries, Inc.*                        65,250
                                                         -----------
           Total Warrants
           (cost $329,919)                                   605,769
                                                         -----------

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                                 March 31, 1999
                                  (Unaudited)

 Principal
   Amount                                                       Value
 ----------                                                  -----------
            SHORT TERM INVESTMENTS                     2.54%
 $1,130,300 Firstar Bank Demand Note,
            4.6887%, 4/1/99                                  $ 1,130,300
                                                             -----------
            Total Short Term Investments
            (cost $1,130,300)                                  1,130,300
                                                             -----------
            Total Investments                        100.65%
            (cost $40,903,348)                                44,776,594

            Liabilities less Cash and Other Assets   (0.65)%    (287,428)
                                                             -----------
            NET ASSETS                               100.00% $44,489,166
                                                             ===========

     *Non-income producing

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            Six Months Ended
                                             March 31, 1999      Year Ended
                                              (Unaudited)    September 30, 1998
                                            ---------------- ------------------
OPERATIONS:

Net investment loss                           $  (157,913)      $  (359,668)

Net realized gain on investments                   83,680         1,250,693

Increase (decrease) in net unrealized
 appreciation on investments                    2,776,224        (7,451,002)
                                              -----------       -----------

Net increase (decrease) in net assets
 resulting from operations                      2,701,991        (6,559,977)
                                              -----------       -----------

DISTRIBUTIONS:

Net realized gains                               (892,529)       (1,025,487)
                                              -----------       -----------

CAPITAL STOCK TRANSACTIONS:

Proceeds from 577,440 and 1,382,316 shares
 issued, respectively                          11,096,566        30,360,643

Proceeds from 45,208 and 50,348 shares of
 distributions reinvested, respectively           864,849         1,013,504

Cost of 469,676 and 231,423 shares
 redeemed, respectively                        (9,028,548)       (4,865,957)
                                              -----------       -----------
Net increase from capital stock
 transactions                                   2,932,867        26,508,190
                                              -----------       -----------


TOTAL INCREASE IN NET ASSETS                    4,742,329        18,922,726

Beginning of period                            39,746,837        20,824,111
                                              -----------       -----------
NET ASSETS:

End of period                                 $44,489,166       $39,746,837
                                              ===========       ===========


                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                              FINANCIAL HIGHLIGHTS

                          Six Months
                             Ended
                           March 31,   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                             1999     September 30, September 30, September 30, September 30, September 30,
                          (Unaudited)     1998          1997          1996          1995         1994(2)
                          ----------- ------------- ------------- ------------- ------------- -------------
PER SHARE DATA(1)

Net asset value,
 beginning of period        $ 18.31      $ 21.48       $ 14.52       $ 12.52       $10.26        $10.00

Income from investment
 operations:
Net investment loss           (0.07)       (0.16)        (0.25)        (0.19)       (0.13)        (0.06)
Net realized and
 unrealized gains on
 investments                   1.28        (2.00)         7.77          2.22         2.39          0.32
                            -------      -------       -------       -------       ------        ------

Total from investment
 operations                    1.21        (2.16)         7.52          2.03         2.26          0.26
                            -------      -------       -------       -------       ------        ------

Less distributions:
Net realized gains            (0.38)       (1.01)        (0.56)        (0.03)         --            --
                            -------      -------       -------       -------       ------        ------

Net asset value, end of
 period                     $ 19.14      $ 18.31       $ 21.48       $ 14.52       $12.52        $10.26
                            =======      =======       =======       =======       ======        ======

Total return(3)(4)             6.58%     (10.50)%        53.51%        16.23%       22.03%         2.60%

Supplemental data and
 ratios:
Net assets, end of
 period
 (in 000's)                 $44,489      $39,747       $20,824       $10,815       $7,616        $4,503
Ratio of expenses to
 average net assets,
 before waivers(5)             1.99%        2.02%         2.45%         2.94%        3.94%         5.98%
Ratio of net investment
 loss to average net
 assets, before
 waivers(5)                   (0.70)%      (1.17)%       (1.66)%       (2.05)%      (2.90)%       (4.45)%
Ratio of expenses to
 average net assets, net
 of waivers(5)                 1.99%        2.02%         2.45%         2.50%        2.50%         2.49%
Ratio of net investment
 loss to average net
 assets, net of
 waivers(5)                   (0.70)%      (1.17)%       (1.66)%       (1.61)%      (1.46)%       (0.96)%
Portfolio turnover
 rate(4)                      20.22%       33.40%        36.40%        52.43%       70.59%        63.20%

(1) Per share data is for a share outstanding throughout the period.
(2) The Fund commenced operations on October 1, 1993.
(3) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(4) Not annualized for the six months ended March 31, 1999.
(5) Annualized for the six months ended March 31, 1999.

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 March 31, 1999
                                  (Unaudited)

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation -- Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply.

  c) Distributions to Shareholders -- Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Accordingly, at March 31, 1999, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $95,332 and accumulated net realized gain on investments by $62,581.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                 March 31, 1999
                                  (Unaudited)
  d) Other -- Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50%, the Adviser will reimburse the Fund for the amount of such excess.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1998 to March 31, 1999, the Fund paid $29,768 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1998 to March 31, 1999, were $14,771,629 and $8,721,975, respectively. For the period from October 1, 1998 to March 31, 1999, the Fund paid $73,600 of brokerage commissions on trades of securities to the Distributor.

    At March 31, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $41,061,725, were as follows:

           Appreciation                  $ 9,291,342
           Depreciation                   (5,576,473)
                                         -----------
           Net appreciation on
            investments                  $ 3,714,869
                                         ===========

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                 March 31, 1999
                                  (Unaudited)
6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                         Sales Charge       Sales Charge     Dealer Reallowance
   Amount of Single   as a Percentage of as a Percentage of  as a Percentage of
   Transaction          Offering Price   Net Amount Invested   Offering Price
   ----------------   ------------------ ------------------- ------------------
   Less than
    $50,000                  4.50%              4.71%               4.00%
   $50,000 but less
    than $100,000            4.00%              4.17%               3.50%
   $100,000 but
    less than
    $250,000                 3.00%              3.09%               2.50%
   $250,000 but
    less than
    $500,000                 2.50%              2.56%               2.00%
   $500,000 and
    over                     2.00%              2.04%               1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1998 to March 31, 1999, the Fund was advised that the Distributor received $40,676 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a letter of intent or a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

Results of the Shareholder Meeting

  A meeting of the shareholders of the Fund was held on May 11, 1999. Directors elected by the shareholders at the meeting were as follows: John L. Keeley, Jr., John F. Lesch, John G. Kyle, Elwood P. Walmsley, Jerome J. Klingenberger, and Sean W. Lowry. The matters voted on by the shareholders of record as of March 9, 1999 and the results of the shareholders' vote at the May 11, 1999 meeting were as follows:

Proposal No. 1 - Election of Directors

                                            For                                   Withheld
John L. Keeley, Jr.                    2,057,900.902                             17,214,206
John F. Lesch                          2,058,408.902                             16,706,206
John G. Kyle                           2,058,408.902                             16,706,206
Elwood P. Walmsley                     2,058,408.902                             16,706,206
Jerome J. Klingenberger                2,058,201.902                             16,913,206
Sean W. Lowry                          2,057,014.462                             18,100.646

Proposal No. 2 - Ratification of the Selection of Independent Accountants

                                  For                  Against          Abstentions
PricewaterhouseCoopers LLP      2,062,857.386         6,243.509          6,014.213

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                          FIRSTAR BANK MILWAUKEE, N.A.
                              Milwaukee, Wisconsin
                                  800-338-1579

                  Transfer Agent and Dividend Disbursing Agent
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                          PRICEWATERHOUSECOOPERS, LLP
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003


                       KEELEY Small Cap Value Fund, Inc.




      Semi-Annual Report

        March 31, 1999